UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

450 Wireless Blvd.,  Hauppauge, NY    11788

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

7/31

Date of reporting period: 7/31/09

Item 1.  Reports to Stockholders.

Generations Multi-Strategy Fund

Annual Report

July 31, 2009

Investor Information: 1-877-238-2406

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Generations Multi-Strategy Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA/SIPC

Generations Multi-Strategy Fund (GMSFX)

Shareholder Letter for the July 31, 2009 Annual Report

Performance Summary

The Generations Multi-Strategy Fund, after the inception of formal operations on October 21, 2008, earned a total return of 9.09% through the end of the fiscal year on July 31, 2009.  This compared to a cumulative total return of 5.63% for the Standard and Poor’s 500 index.  The last year has proven in hindsight to be one of the most volatile investment environments in decades.

Portfolio investments are concentrated in the large-capitalization portion of the market and focus on three primary strategies.  The portfolio core is comprised of high-quality companies with what we believe to be solid long-term prospects and fundamentals we expect to remain prized regardless of the environment—such as such as earnings growth, balance sheet strength, return on capital and free cash flow—coupled with attractive valuations.  This serves as the backbone of the portfolio and generally is allocated the largest weighting as a percentage of market value.  Secondly, growth opportunity holdings are entities we believe hold promise of higher growth in market share, earnings and cash flow—which, if realized, may hold the key to strong price appreciation prospects over time.  Thirdly, the contrarian value segment of the portfolio consists of equity positions in firms that appear to hold attractive valuations and prospects, but are unappreciated by the markets due to temporary setbacks, negative media coverage, or other factors.  The latter two strategies represent smaller weightings in the portfolio, respectively.

The fall of 2008 was an extremely negative environment for investors of all types as government officials combated the worst financial crisis in a generation.  Owners of equities suffered, as did investors in all types of risky assets—the only exception being holders of the highest-quality U.S. Treasury bonds.  Within the equity universe, however, certain sectors and styles performed markedly better than others.

In the portfolio, having a long-standing focus on “growth” sectors relative to more cyclical “value” industries and firms proved to be successful.  In particular, higher weightings to information technology and technology-related business services and consumer services firms resulted in positive portfolio contributions.  In the midst of a global recession, investments in these types of companies were the result of our conscious effort to focus on companies with stronger-than-average balance sheet fundamentals, sustainable profitability and consistent growth in the midst of uncertain conditions at the time.  This positioning was successful in the depths of the market turmoil from late in 2008 through early 2009.

At the same time, retaining a low exposure to industries we deemed less desirable also proved to be a benefit to the portfolio, which was reflected chiefly as underweighted positions to financials, industrials and materials.  In particular, a sizeable underweight to financials (namely in the more problematic larger, nationally-oriented banks) allowed the portfolio to avoid substantial losses when the fundamental soundness and even ongoing viability of several major institutions was questioned.

However, a focus on long-term risk-adjusted return can sometimes result in foregone opportunities in the shorter-term.  As investors began to look ahead to the potential end of the global financial crisis and recession, the second half of the fiscal year saw a sizeable rebound rally in the same industries that were so devastated in the first half—including financials, industrials and consumer discretionary stocks.  An underweight to these sectors hurt the portfolio in relative terms, although the Fund managed to outperform the broader S&P for this second half period as well.  The positions we do own in these industries are of the higher-quality variety and are in firms we believe hold sustainable advantages and potential for growth over time, as opposed to purely “rebound” plays.

As is often the case with a more concentrated portfolio, results are often driven by individual security selections, as much as or more so than the interplay of macro themes.  We attempt to find the fine balance in between the two:  by positioning the portfolio for consistent long-term growth, while avoiding undue volatility and risk, through the review of investment themes expected to perform in the forward-looking economic environment as well as finding attractive companies from a bottom-up view.

Outlook

We continue to favor firms, sectors and themes where long-term, sustainable growth thrives, as opposed to more cyclically-oriented, lower-quality firms which we view as being less durable and thereby having less attractive staying power over time.

At the close of the July fiscal year, the portfolio remained overweight information technology, with moderate overweights in healthcare, consumer staples and financials, relative to the S&P.  Industries underweighted in the portfolio—due to the fact that we find their forward-looking prospects less appealing—are utilities, telecommunications services, energy, industrials and consumer discretionary stocks.  Our rationale for an overweight toward “growth” versus “value” portions of the market remains both fundamental and thematic.

We believe the current environment is one on the cusp of economic recovery.  Yet prospects for the type of very high growth seen in recent years seems less likely, despite the steps taken to inject high levels of economic stimulus into the system.  Consequently, the types of stocks that look most appealing to us are those with strong, consistent earnings and cash flow growth and feature more fundamentally sound business models.  This includes firms with higher exposure to revenue from foreign operations.  Historically, such companies often trade at a premium, but the volatility and massive sell-off of the past year has offered us unique opportunities to find what we believe to be high quality firms selling at reasonable discounts relative to potential longer-term growth.  While this may cause the portfolio to underperform on occasion when more cyclical groups and companies find themselves in the limelight (often, in what we believe to be a temporary and unsustainable phenomenon), we do not feel that following the “crowd” into such areas is justified given the potential risk.  Given our objective of seeking long-term capital appreciation, we are willing to accept this tradeoff in the shorter-term.

Similarly, we are continuing to find interesting firms for the contrarian value and growth opportunities portions of the portfolio—in the case of the former, stocks with extremely low price ratios relative to recovery potential.  In the case of the latter, we anticipate continued higher weightings to technology, healthcare and business service-type companies that display stronger growth than the economy as a whole with fair or below-average valuations.

In a more limited portfolio of less than fifty stock holdings, much of the potential performance versus the broader market is due to flexibility and ability to deviate significantly from market, insofar as industry weightings are concerned.  We believe that this will continue to be a source of opportunity over a multi-year investment timeframe.

We appreciate your continued confidence and trust.

Performance for Fiscal Year Ended July 31, 2009
	1 Year	5 Years	10 Years	Inception (10/21/2008)
Generations Multi-Strategy Fund	NA	NA	NA	9.09%
S&P 500 Index	-19.96%	-0.14%	-1.19%	5.63%

Periods over one year represent average annualized returns.

Performance for Most Recent Quarter Ended June 30, 2009
	1 Year	5 Years	10 Years	Inception (10/21/2008)
Generations Multi-Strategy Fund	NA	NA	NA	2.17%
S&P 500 Index	-26.23%	-2.24%	-2.22%	-1.79%

Periods over one year represent average annualized returns.

Mutual funds involve risk including possible loss of principal.  The performance data quoted represents past performance and is not a guarantee of future results.  Performance assumes reinvestment of all dividends and capital gain distributions.  Investment return and principal value of this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  For the most recent month-end performance, call 877-238-2406.

The total annual operating expense ratio as of the most recent prospectus was 1.08%, and may vary in future years.  Since October 21, 2008, the Fund’s advisor has been temporarily waiving a portion of the Fund’s expenses to a limit of 0.99%.   Otherwise, the returns would have been lower.

This report is authorized for use by existing shareholders.  A current Generations Multi-Strategy Fund prospectus must accompany or precede this piece if it is distributed to prospective shareholders.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Generations Multi-Strategy Fund before investing.  This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 877-238-2406.  Read the prospectus carefully before you invest or send money.  The Generations Multi-Strategy Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC.

This letter represents the current opinion of the Fund’s investment advisor and is subject to change at any time.  Actual results may differ materially and there is no guarantee that opinions will prove to be correct, and should not be relied upon as statements of fact.

The information provided in this report should not be considered a recommendation to buy, sell or hold any particular security.

Returns for the indices are provided for comparison.  The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.  The S&P 500® Index is an unmanaged composite of 500-large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

Shares of the Generations Multi-Strategy Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

1090-NLD-9/21/2009

Generations Multi-Strategy Fund

PERFORMANCE OF A $10,000 INVESTMENT

Non-Annualized Total Returns as of July 31, 2009

Since Inception*

Generations Multi-Strategy Fund	9.08%
S&P 500	5.65%

________________

* The Fund commenced operations on October 21, 2008

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, is 1.08%.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-877-238-2406.

Generations Multi-Strategy Fund
SCHEDULE OF INVESTMENTS
July 31, 2009
	Shares	Market Value

COMMON STOCK - 97.18%
Banks-5.67%
U.S. Bancorp	58,900	$ 1,202,149
Wells Fargo & Co.	49,600	1,213,216
		2,415,365
Beverages-5.98%
Brown-Forman Corp. - Cl. B	23,500	1,032,825
Pepsico, Inc.	26,700	1,515,225
		2,548,050
Biotechnology-2.12%
Amgen, Inc.*	14,500	903,495

Chemicals-2.13%
Ecolab, Inc.	21,900	909,069

Commercial Services-2.65%
Paychex, Inc.	42,600	1,128,900

Computers-7.52%
Accenture Ltd.	24,300	852,201
Hewlett Packard Co.	31,000	1,342,300
Research In Motion Limited*	13,300	1,010,800
		3,205,301
Cosmetics/Personal Care-6.82%
Colgate Palmolive Co.	20,200	1,463,288
Procter & Gamble Co.	26,000	1,443,260
		2,906,548
Distribution/Wholesale-1.86%
Fastenal Co.	22,300	793,211

Diversified Finanancial Services-4.13%
Nasdaq Stock Market, Inc.*	36,500	771,245
T. Rowe Price Group, Inc.	21,200	990,252
		1,761,497
Electronics-1.35%
Flextronics International, Ltd.*	108,000	574,560

Engineering & Construction-4.29%
Fluor Corp.	16,300	860,640
Jacobs Engineering Group, Inc.*	23,600	967,128
		1,827,768
Environmental Control-1.86%
Stericycle, Inc.*	15,500	793,600

Healthcare-Products-5.64%
Johnson & Johnson	25,200	1,534,428
Medtronic, Inc.	24,600	871,332
		2,405,760

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2009
	Shares	Market Value

Insurance-3.31%
Berkshire Hathaway, Inc. - Cl. B*	443	$ 1,408,961

Media-2.95%
Walt Disney Co.	50,100	1,258,512

Miscellaneous Manufacturing-2.39%
General Electric Co.	75,900	1,017,060

Oil & Gas-5.04%
ConocoPhillips	24,900	1,088,379
Noble Corp.	31,300	1,059,818
		2,148,197
Oil & Gas Services-4.32%
BJ Services Co.	62,700	889,086
Schlumberger Ltd.	17,800	952,300
		1,841,386
Pharmaceuticals-4.82%
Abbott Labs	23,600	1,061,764
Teva Pharmaceutical Industies Ltd	18,600	992,124
		2,053,888
Real Estate-3.55%
CB Richards Ellis Group, Inc.*	138,800	1,512,920

Retail-5.42%
Wal-Mart Stores, Inc.	28,300	1,411,604
Yum! Brands, Inc.	25,300	897,138
		2,308,742
Semiconductors-2.63%
Texas Instruments, Inc.	46,700	1,123,135

Software-8.19%
Autodesk, Inc.*	41,800	911,658
Cerner Corp.*	18,300	1,190,964
Intuit, Inc.*	46,700	1,386,990
		3,489,612
Telecommunications-2.54%
Cisco Systems, Inc.*	49,100	1,080,691

TOTAL COMMON STOCK
(Cost - $36,641,653)		41,416,228

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2009
	Shares	Market Value

SHORT TERM INVESTMENTS - 2.27%
AIM STIT-Treasury Portfolio - Institutional Class, 0.05%+	970,103	$ 970,103
TOTAL SHORT TERM INVESTMENTS
(Cost - $970,103)		970,103

Total Investments - 99.45%
(Cost - $37,611,756) (a)		$ 42,386,331
Other assets less liabilities - 0.55%		$ 232,980
NET ASSETS - 100.00%		$ 42,619,311
___________
*Non-income producing security
+Reflects yield at July 31, 2009

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $37,874,545 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$ 5,752,858
Unrealized depreciation	(1,241,072)
Net unrealized appreciation	$ 4,511,786

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2009

Assets:
Investments in Securities at Market Value (identified cost $37,611,756)	$ 42,386,331
Receivable for Fund Shares Sold	210,195
Dividends and Interest Receivable	64,262
Prepaid Expenses and Other Assets	8,095
Total Assets	42,668,883

Liabilities:
Accrued Advisory Fees	14,877
Payable to Other Affiliates	12,827
Other Accrued Expenses	21,868
Total Liabilities	49,572

Net Assets (Unlimited shares of no par value interest
authorized; 3,916,970 shares of beneficial interest outstanding)	$ 42,619,311

Net Asset Value, Offering and Redemption Price Per Share
($42,619,311 / 3,916,970 shares of beneficial interest outstanding)	$ 10.88

Composition of Net Assets:
At July 31, 2009, Net Assets consisted of:
Paid-in-Capital	$ 40,952,452
Undistributed Net Investment Income	167,860
Accumulated Net Realized Loss On Investments	(3,275,576)
Net Unrealized Appreciation on Investments	4,774,575
Net Assets	$ 42,619,311

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
STATEMENT OF OPERATIONS
For the Period October 21, 2008** Through July 31, 2009

Investment Income:
Dividend Income (net of $1,261 foreign taxes)	$ 504,023
Interest Income	9,435
Total Investment Income	513,458

Expenses:
Investment Advisory Fees	222,461
Transfer Agent Fees	45,000
Administration Fees	31,097
Fund Accounting Fees	22,461
Audit Fees	15,053
Chief Compliance Officer Fees	10,546
Custody Fees	7,699
Printing Expense	7,500
Registration & Filing Fees	5,000
Legal Fees	4,000
Trustees' Fees	3,465
Insurance Expense	1,540
Miscellaneous Expenses	1,540
Total Expenses	377,362
Less: Investment Advisory Fees Waived	(126,139)
Net Expenses	251,223

Net Investment Income	262,235

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on:
Investments	(2,293,966)
Options	(981,610)
Net Change in Unrealized Appreciation on:
Investments	4,774,575
Net Realized and Unrealized Gain on Investments	1,498,999

Net Increase in Net Assets Resulting From Operations	$ 1,761,234

**Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
STATEMENT OF CHANGES IN NET ASSETS

Period
Ended
July 31, 2009**

Operations:
Net Investment Income	$ 262,235
Net Realized Loss on Investments and Options	(3,275,576)
Net Change in Unrealized Appreciation on Investments	4,774,575
Net Increase in Net Assets
Resulting From Operations	1,761,234

Distributions to Shareholders From:
Net Investment Income ($0.02 per share)	(94,375)

From Shares of Beneficial Interest Transactions:
Proceeds from Shares Issued (4,906,439 shares)	49,598,451
Distributions Reinvested (9,300 shares)	88,537
Cost of Shares Redeemed (998,769 shares)	(8,734,536)
Total From Shares of Beneficial Interest Transactions	40,952,452

Increase in Net Assets	42,619,311

Net Assets:
Beginning of Period	-
End of Period	$ 42,619,311

Undistributed Net Investment Income at End of Period	$ 167,860
_______
**Since October 21, 2008 (Commencement of Operations)

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout the period.

	Period
	Ended
	July 31, 2009**

Net Asset Value, Beginning of Period	$ 10.00
Increase From Operations:
Net investment income (a)	0.07
Net gain from securities
(both realized and unrealized)	0.83
Total from operations	0.90

Less Distributions:
From net investment income	(0.02)
From net realized gains on investments	-
Total Distributions	(0.02)

Net Asset Value, End of Period	$ 10.88

Total Return (b)	9.08%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 42,619
Ratio to average net assets:
Expenses, Gross	1.44%	(c)
Expenses, Net of Reimbursement	0.97%	(c)
Net investment income, Gross	0.53%	(c)
Net investment income, Net of Reimbursement	1.00%	(c)
Portfolio turnover rate	83%

__________
**Since October 21, 2008 (Commencement of Operations)
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c) Annualized.

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS

July 31, 2009

1.

ORGANIZATION

Generations Multi-Strategy Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The investment objective of the Fund is to seek capital appreciation. The Fund commenced operations on October 21, 2008.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.  Management has evaluated subsequent events through September 29, 2009, the date the financial statements were issued.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2009

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of July 31, 2009 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$41,416,228	-	-	$41,416,228
Short-Term Investments	$970,103	-	-	$970,103
Total	$ 42,386,331	-	-	$ 42,386,331

             *Please refer to the Schedule of Investments for industry classifications.

  The Fund did not hold any Level 3 securities during the period.

The Fund adopted FASB Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”).  FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.  All changes to accounting policies and disclosures have been made in accordance with FAS 161 and are incorporated for the current period.  Realized losses of $981,610 on equity options entered into during the period ended July 31, 2009 are recorded by the Fund in the Statement of Operations.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Option transactions – The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Purchased options are non-income producing securities.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2009

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions expected to be taken during the period ended July 31, 2009 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years.  The fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  The Fund will declare and pay net realized capital gains, if any, at least annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Three G Financial, LLC (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.85% of the average daily net assets of the Fund.  For the period ended July 31, 2009, the Adviser earned advisory fees of $222,461.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) at least until November 30, 2009, so that the total annual operating expenses of the Fund do not exceed 0.97% of the Fund’s average daily net assets.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  During the period ended July 31, 2009, the Adviser waived fees of $126,139, all of which will expire in 2012.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2009

The Fund has entered into separate servicing agreements with GFS, whereby GFS will provide administrative, fund accounting, transfer agency and custody administration services to the Fund.  Agreements are as follows:

Administration - The Fund pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly and are equal to the greater of the annual minimum or the basis point fees.  The annual minimum is $40,000 and the basis point fees are:

  8 basis points or 0.08% per annum on the first $100 million in net assets

  6 basis points or 0.06% per annum on the next $150 million in net assets

  5 basis points or 0.05% per annum on net assets greater than $250 million

Fund Accounting - Total charges for Fund Accounting services include fees and out-of-pocket expenses.  The Fund pays GFS a base annual fee of $24,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

  2 basis points or 0.02% on net assets of $25 million to $100 million

  1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges. The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.  The annual minimum is $15,000 and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

The expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.  In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee of $10,250, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the period ended July 31, 2009, the Fund incurred expenses of $10,546 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the period ended July 31, 2009, GemCom received $3,578 for providing such services.  The Printing Expense listed in the Statement of Operations include the fees paid to GemCom.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.

The Fund pays no compensation to the Distributor.  The Adviser compensates the Distributor out of its own resources.

Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Adviser a pro rata share of the total fee of $7,500 per quarter as well as reimbursement for any reasonable expenses incurred when attending the

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2009

meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended July 31, 2009 amounted to $65,507,073 and $26,571,454 , respectively.

5.

NEW ACCOUNTING PRONOUNCEMENT

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“SFAS 168”).  SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards CodificationTM  (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP.  All guidelines contained in the Codification carries an equal level of authority.  On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards.  All other non-grandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative.  SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  Management is currently evaluating the impact the adoption of SFAS 168 will have on the reporting of the Fund’s financial statements.

6.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following period was as follows:

As of July 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss from security transactions are attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer $3,012,787 of such capital losses.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

Generations Multi-Strategy Fund

We have audited the accompanying statement of assets and liabilities of Generations Multi-Strategy Fund, a series of Northern Lights Fund Trust (the “Trust”), including the schedule of investments, as of July 31, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period October 21, 2008 (commencement of operations) through July 31, 2009. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Generations Multi-Strategy Fund as of July 31, 2009, the results of its operations, the change in its net assets and the financial highlights for the period October 21, 2008 (commencement of operations) through July 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

September 29, 2009

Generations Multi-Strategy Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

July 31, 2009

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (1/31/09)	Ending Account Value (7/31/09)	Expenses Paid During the Period* (1/31/09 to 7/31/09)
Actual	$1,000.00	$1,222.48	$5.35
Hypothetical (5% return before expenses)	$1,000.00	$1,020.09	$4.89

*Expenses Paid During Period are equal to Fund’s annualized expense ratio of 0.97%, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Generations Multi-Strategy Fund

SUPPLEMENTAL INFORMATION

July 31, 2009 (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*
L. Merill Bryan **(65) Trustee since 2005 Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation Other Directorships: AdvisorOne Funds	49

Anthony J. Hertl (59)

Trustee since 2005

Consultant to small and emerging businesses since 2000; Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, New York where he served in this capacity for four years. Prior thereto, he spent thirteen years at Prudential Securities in various management capacities including Chief Financial Officer – Specialty Finance Group, Director of Global Taxation and Capital Markets Controller.  Mr. Hertl is also a Certified Public Accountant.

Other Directorships: AdvisorOne Funds; Satuit Capital Management Trust; Z-Seven Fund, Inc.; Greenwich Advisor Trust

49
Gary W. Lanzen (55) Trustee since 2005 Chief Investment Officer since 2006, formerly President, Orizon Investment Counsel, LLC; Founding Partner, Orizon Group, Inc. (a financial services company). Other Directorships: AdvisorOne Funds	49
Mark Taylor (45) Trustee since 2007 Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University since July 2009; Member, John P. Begley Endowed Chair in Accounting, Creighton University since 2002. Member of the AICPA Auditing Standards Board since December 2008. Other Directorships: Lifetime Achievement Mutual Fund(LFTAX) (Director and Audit Committee Chairman)	49
Interested Trustees and Officers
Michael Miola***(56) Trustee since 2005 Chief Executive Officer and Manager of Gemini Fund Services, LLC; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Orion Advisor Services, LLC, CLS Investment Firm, LLC, GemCom, LLC, Northern Lights Compliance Services, LLC. Director of Constellation Trust Company Other Directorships: AdvisorOne Funds (5 portfolios); Constellation Trust Co.	49

Generations Multi-Strategy Fund

SUPPLEMENTAL INFORMATION (Continued)

July 31, 2009 (Unaudited)

Interested Trustees and Officers (Continued)
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*

Andrew Rogers (40)

450 Wireless Blvd.; Hauppauge, NY  11788

President since June 2006

President and Manager, Gemini Fund Services, LLC (since 3/2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (3/2006 – 5/2008); Manager (since 3/2006) and President (since 2004), GemCom LLC

N/A

Emile R. Molineaux (47)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2005

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC;  (2003 – Present); In-house Counsel, The Dreyfus Funds (1999 – 2003)

N/A

Kevin E. Wolf (39)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since June 2006

Director of Fund Administration, Gemini Fund Services, LLC (2006 – Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

N/A

Lynn Bowley (50)

Chief Compliance Officer since June 2007

Compliance Officer of Northern Lights Compliance Services, LLC (01/07 – present); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).

N/A

* The term of office for each Trustee and Officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

***From December 2006 through April 2007, L. Merill Bryan, a non-interested trustee of the Trust, invested $143,080 in a limited liability company ("LLC"). This investment is required to be disclosed because one of the other members of the LLC is under common control with the Fund’s distributor.  As of May 2007, Mr. Bryan is no longer a member of the LLC.

**** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

Investment Adviser

Three G Financial, LLC

5940 South Rainbow Boulevard

Las Vegas, Nevada 89118

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Custodian

Fifth Third Bank

Mail Drop 1090CC

38 Fountain Square Plaza

Cincinnati, Ohio 45263

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-238-2406 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-238-2406.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2009 - $12,500

2008- N/A

(b)

Audit-Related Fees

2009 – None

2008 – N/A

(c)

Tax Fees

2009 – $2,500

2008 – N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2009 - None

2008 - N/A

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2009

2008

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2009 - $2,500

2008 - N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew Rogers

       Andrew B. Rogers, President

Date

10/9/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew Rogers

        Andrew B. Rogers, President

Date

10/9/09

By (Signature and Title)

/s/ Kevin Wolf

       Kevin E. Wolf, Treasurer

Date

10/9/09